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                                                                      EXHIBIT 21

                               Avista Corporation

                           SUBSIDIARIES OF REGISTRANT

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                                                                      State or Country
            Subsidiary                                                of Incorporation
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
Avista Capital, Inc.                                                       Washington

Avista Advantage, Inc.                                                     Washington

Avista Development, Inc.                                                   Washington

Avista Energy, Inc.                                                        Washington

Avista Energy Canada LTD                                                   Canada

CoPac Management, Inc.                                                     Canada

Avista Power, LLC                                                          Washington

Avista Rathdrum, LLC                                                       Washington

Coyote Springs 2, LLC                                                      Delaware

Rathdrum Power, LLC                                                        Idaho

Avista Ventures, Inc.                                                      Washington

Pentzer Corporation                                                        Washington

Bay Area Manufacturing, Inc.                                               Washington

Advanced Manufacturing and Development, Inc.                               California

Avista Receivables Corporation                                             Washington

WP Funding LP                                                              Delaware

Avista Capital II                                                          Delaware

AVA Capital Trust III                                                      Delaware

Spokane Energy, LLC                                                        Delaware
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